                                                                   Exhibit 10.40

                           LOWRANCE ELECTRONICS, INC.
                             2001 STOCK OPTION PLAN
                        INCENTIVE STOCK OPTION AGREEMENT

         This Incentive Stock Option Agreement (the "Agreement") is entered into effective as of the 25th day of July, 2001, between Lowrance Electronics, Inc., an Oklahoma corporation (the "Company"), and Ronald G. Weber (the
"Participant").

         1. Stock Option Plan. This Agreement is entered into pursuant to the terms of the Lowrance Electronics, Inc. 2001 Stock Option Plan, as it may be amended from time to time (the "Plan"), which is incorporated herein and made a part hereof for all purposes. To the fullest extent possible, the terms of this Agreement shall be interpreted in a manner consistent with the terms of the Plan; however, to the extent that any provision of this Agreement conflicts with the express terms of the Plan, it is hereby acknowledged and agreed that the terms of the Plan shall control and, if necessary, the applicable provisions of this Agreement shall be deemed amended so as to carry out the purpose and intent of the Plan; provided, however, under no circumstances shall this Agreement be amended to allow exercise of the Option or any part thereof prior to the occurrence of the events described in Section 4.

         2. Grant of Option. The Company hereby grants to the Participant and the Participant hereby accepts, subject to the terms and conditions hereof and the approval by the Shareholders of the 2001 Stock Option Plan of Lowrance Electronics, Inc., the right and option to purchase from the Company (the "Option") all or any part of an aggregate of 34,453 shares of the Company's common stock, par value $0.10 per share (the "Common Stock"), at a per share purchase price equal to Two Dollars and Sixty-Seven cents ($2.67) per share (the "Exercise Price"), as such shares and Exercise Price may be adjusted in accordance with the Plan and Section 12 hereof. The Option is intended to be treated as an Incentive Stock Option under the Plan and Code ss. 422, and not as a nonqualified stock option.

         3. Expiration and Termination of the Option. The Option will expire at the end of business on July 24, 2011 (the "Expiration Date"). The Option may not be exercised after its expiration.

         4. Exercise of the Option. The Option may be exercised in whole or in part at any time or times only upon or after the first to occur of the following events: (a) the occurrence of any transaction by which Darrell J. Lowrance sells 100% of the shares he then owns directly, in a private placement or registered public offering or through Rule 144 sales; or (b) upon the sale by the Company of all or substantially all of the Company's assets and operations to a third party; or (c) on or after July 24, 2010. Exercise shall be accomplished by providing the Company with a completed Notice of Exercise in the form of Exhibit "A" attached hereto, which notice shall be effective upon payment in full of the Exercise Price and any amounts required for taxes pursuant to Section 14 below, and the satisfaction of all other conditions to exercise imposed under this Agreement. If the either of the events described in clause (a) or clause (b) shall occur prior to the Company's annual meeting of shareholders scheduled for December 11, 2001, the Company agrees to call a special meeting of shareholders to request approval of the 2001 Stock Option Plan prior to the occurrence of the event.

         5. Payment of Exercise Price. Upon any exercise of the Option, the total Exercise Price for the number of shares for which the Option is then being exercised and the amount of any federal, state and local withholding taxes imposed thereon shall be payable in full to the Company (i) by bank or certified check, or (ii) by delivery of the Participant's Promissory Note and Stock Pledge Agreement in the forms attached hereto as Exhibits "B" and "C", respectively, or
(iii) by delivery of whole shares of Common Stock owned by the Participant free and clear of all liens, claims and encumbrances and evidenced by negotiable certificates, valuing such shares at their Fair Market Value on the date of exercise, or (iv) by reducing the number of whole shares of Common Stock otherwise issuable to Participant as a result of the exercise, valuing such shares at their Fair Market Value on the date of exercise, or (v) using a combination of the foregoing forms of consideration.

         6. Transferability of Option. The Option shall not be transferable otherwise than by will or the laws of descent and distribution, and is exercisable, during the lifetime of the Participant, only by the Participant, or, after Participant's death, by his legal representative or the holder of the Option by will, the laws of descent and distribution, or beneficiary designation pursuant to Section 8 of this Agreement. Any attempted transfer, assignment, pledge or other disposition or levy, attachment or similar process with respect to the Option not specifically permitted herein shall be null and void without effect.

         7. Effect of Termination of Employment.

                  (a) The Option shall automatically terminate in the event the Participant's employment with the Company terminates for any reason other than as provided in Section 7(b) (Participant's death) or 7(c) (termination by Company without Cause or by Participant for Good Reason).

                  (b) In the event of termination of the Participant's employment as a result of the Participant's death, the Option shall be exercisable as if the Participant remained employed by the Company.

                  (c) In the event of termination of the Participant's employment by the Participant for Good Reason, or by the Company without Cause, the Option shall be exercisable as if the Participant remained employed by the Company, provided Participant does not perform work or services for a competitor of the Company until the Option is fully exercised. If Participant performs work or services for a competitor of the Company prior to full exercise of the Option, the Option, or any unexercised portion thereof, shall automatically terminate.

         In the event Participant's employment is terminated by the Company without Cause, or by Participant for Good Reason, and the Option is not exercised in full within ninety (90) days after such termination, the Option, or any unexercised part thereof, shall automatically convert to a nonqualified stock option which shall entitle the Participant to purchase such number of shares of Common Stock equal to 1.25 times the number of shares of Common Stock underlying the former Incentive Stock Option or any unexercised part thereof. In the event the Option is not exercised in full within ninety (90) days after termination of Participant's employment with the Company for any reason other than as stated in the previous sentence, the Option, or any unexercised part thereof, shall automatically convert to a nonqualified stock option on a one-for-one basis. In either case, if Participant performs work or services for a

                                     - 2 -

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competitor of the Company prior to full exercise of the nonqualified option, the nonqualified option, or any unexercised portion thereof, shall automatically terminate.

                          (i) "Perform work or services for a competitor of the Company" means directly or indirectly engaging in or investing in, owning, managing, operating, financing, controlling, or participating in the ownership, management, operation, financing, or control of, or being employed by, a consultant for, associated with, or in any manner connected with, or lending Participant's name or any similar name to, or rendering services or advice to any business whose products, services, or activities compete in whole or in part with the products, services or activities of Company in any location where the Company is engaged in licensing or sales; provided, however, that this definition shall not include purchasing or otherwise acquiring less than five percent of any class of securities of any enterprise (but without otherwise participating in the activities of such enterprise in the manner described above) if such securities are listed on any national or regional securities exchange or have been registered under Section 12(g) of the Securities Exchange Act of 1934.

                          (ii) Termination of Participant's employment by the Company for "Cause" means termination because of Participant's breach of any agreement by and between Participant and the Company (which breach is not cured within thirty (30) days after written notice by Company to Participant), Participant's conviction of any felony or Participant's participation in any unlawful activity. Termination of Participant's employment by the Participant for "Good Reason" means termination because of the Company's breach of any agreement by and between Participant and the Company (which breach is not cured within thirty (30) days after written notice by Participant to the President of the Company), or the Company's conviction of any felony.

         8. Beneficiary Designations. The Participant shall file with the Corporate Secretary of the Company a designation of one or more beneficiaries (each a "Beneficiary") to whom the Option otherwise exercisable by the Participant shall be distributed in the event of the death of the Participant while in the employ of the Company. The Participant shall have the right to change the Beneficiary or Beneficiaries from time to time; provided, however, that any change shall not become effective until received in writing by the Secretary of the Company. If any designated Beneficiary survives the Participant but dies before receiving all of his benefits hereunder, any remaining benefits due him shall be distributed to the deceased Beneficiary's estate. If there is no effective Beneficiary designation on file at the time of the Participant's death, or if the designated Beneficiary or Beneficiaries have all predeceased such Participant, the payment of any remaining benefits shall be made to the Participant's estate.

         9. Limitation of Rights. Nothing in this Agreement or the Plan shall be construed to:

                  (a) give the Participant any right to be awarded any further stock options other than in the sole discretion of the Compensation Committee of the Company Board of Directors;


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


                  (b) give the Participant or any other person any interest in any fund or in any specified asset or assets of the Company or any Affiliate; or

                  (c) confer upon the Participant the right to continue in the employment or service of the Company or any Affiliate, or affect the right of the Company or any Affiliate to terminate the employment or service of the Participant at any time or for any reason.

         10. Prerequisites to Benefits. Neither the Participant, nor any person claiming through the Participant, shall have any right or interest in the Option awarded hereunder, unless and until all the terms, conditions and provisions of this Agreement and the Plan which affect the Participant or such other person shall have been complied with as specified herein.

         11. Rights as a Shareholder. Neither the Participant nor the Participant's legal representative or Beneficiary shall have any rights as a shareholder of the Company with respect to the shares of Common Stock issuable upon exercise of this Option unless and until certificates representing such shares have been delivered pursuant to the terms hereof.

         12. Adjustments. If the shares of Common Stock of the Company as a whole are increased, decreased or changed into, or exchanged for a different number or kinds of shares or securities of the Company, whether through merger, consolidation, reorganization, recapitalization, reclassification, stock dividend, stock split, combination of shares, exchange of shares, change in corporate structure or the like, an appropriate and proportionate adjustment shall be made in the number, kinds and exercise price of shares subject to this Option. Any such adjustment, however, shall be made without a change in the total exercise price of the shares underlying the Option. Further, no issuance by the Company of options, warrants, or shares of stock of any class, including securities convertible into shares of stock of any class or securities upon the conversion of such convertible securities or the exercise of any options or warrants, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of shares underlying the Option.

         13. Successors and Assigns. This Agreement shall bind and inure to the benefit of and be enforceable by the Participant, the Company and their respective permitted successors and assigns (including personal representatives, heirs and legatees), except that the Participant may not assign any rights or obligations under this Agreement except to the extent and in the manner expressly permitted herein.

         14. Federal and State Taxes. Participant agrees to pay to the Company, or to make arrangements satisfactory to the Committee to pay to the Company, as provided in this Option, all federal, state, or local taxes of any kind imposed on the Participant and required by law to be withheld by the Company in connection with the transactions contemplated by this Agreement.

                         [Remainder of page left blank]


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         15. Entire Agreement. This Agreement supersedes all prior agreements, whether written or oral, between the parties with respect to its subject matter and constitutes a complete and exclusive statement of the terms of the agreement between the parties with respect to its subject matter. Each party has been represented by separate counsel in the negotiation and drafting of this Agreement.

         16. Governing Law. This Agreement shall be governed by, construed and enforced in accordance with the laws of the State of Oklahoma.

         This Agreement is executed and delivered, in duplicate, pursuant to the Plan, the provisions of which are incorporated herein by reference.

                                        "Company"

                                        Lowrance Electronics, Inc.

                                        By:
                                           ------------------------------------
                                           Darrell J. Lowrance, President

                                        "Participant"


                                        ---------------------------------------
                                        Ronald G. Weber

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



                                   EXHIBIT "A"

                            NOTICE OF EXERCISE UNDER

                        INCENTIVE STOCK OPTION AGREEMENT

To:   Lowrance Electronics, Inc. (the "Company")


From:
      --------------------------------------------


Date:
      -----------------------------------

         Pursuant to the Incentive Stock Option Agreement (the "Agreement") (capitalized terms used without definition herein have the meanings given such terms in the Agreement) between the Company and myself effective
______________________, I hereby exercise my Option as follows:

         Number of shares of Common Stock I wish to       ______
         purchase under the Option

         Exercise Price per share                       $ ______

         Total Exercise Price                           $ ______

         Income Tax Withholding                         $ ______

         Total obligation                               $ ______


         I hereby represent, warrant, and covenant to the Company that:

         a. I can bear the economic risk of the investment in the Common Stock resulting from this exercise of the Option, including a total loss of my investment.

         b. I am experienced in business and financial matters and am capable of
(i) evaluating the merits and risks of an investment in the Common Stock; (ii) making an informed investment decision regarding exercise of the Option; and
(iii) protecting my interests in connection therewith.

         c. Any subsequent offer for sale or distribution of any of the shares of Common Stock shall be made only pursuant to (i) a registration statement on an appropriate form under the Securities Act of 1933, as amended (the "Securities Act"), which registration statement has become effective and is current with regard to the shares being offered or sold, or (ii) a specific exemption from the registration requirements of the Securities Act, it being understood that to the extent any such exemption is claimed, I shall, prior to any offer for sale or sale of such shares, obtain a prior favorable written opinion, in form and substance satisfactory to the

Committee, from counsel for or approved by the Committee, as to the applicability of such exemption thereto.

         I acknowledge that I must pay the total Exercise Price in full and make appropriate arrangements for the payment of all federal, state and local tax withholdings due with respect to the Option exercised herein, before the stock certificate evidencing the shares of Common Stock resulting from this exercise of the Option will be issued to me.

         I elect to pay in full the total Exercise Price for the Option exercised herein and all federal and state taxes imposed on me and required by law to be withheld by Company in connection with the exercise of this Option, through one or more of the following methods:

         1. I elect to pay $_________ of my obligation by enclosing a check made payable to the Company in the amount of $__________.

         2. I elect to pay $_________ of my obligation by enclosing my Promissory Note to the Company in such amount, together with my Stock Pledge Agreement and stock assignments executed in blank, whereby I pledge _______ shares of Common Stock issuable upon exercise of the Option as security (to determine the number of shares, divide such amount by the Fair Market Value per share on the date of exercise).

         3. I elect to pay $_________ of my obligation by enclosing certificate number(s) ___________, representing _______ shares of Lowrance Corporation, Inc. Common Stock owned by me free and clear of all liens claims and encumbrances, properly endorsed to the Company (to determine the number shares, divide such amount by the Fair Market Value per share on the date of exercise).

         4. I elect to pay $_________ of my obligation by reducing the number of shares of Common Stock that would otherwise be issuable to me upon this exercise, by _______ shares (to determine the number of shares, divide such amount by the Fair Market Value per share on the date of exercise).

                                    PARTICIPANT:


                                    -----------------------------------------


                                    RECEIVED BY THE COMPANY:


                                    By:
                                        -------------------------------------

                                    Title:
                                           ----------------------------------

Date:
     ---------------


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                                   EXHIBIT "B"

                                 PROMISSORY NOTE

$__________                                              _______________, 20____
                                                                 Tulsa, Oklahoma


         FOR VALUE RECEIVED, _______________ ("Borrower"), promises to pay on demand to Lowrance Electronics, Inc., a Delaware corporation ("Lender"), or order, at Lender's office at 12000 East Skelly Drive, Tulsa, Oklahoma 74128, or such other place as may be designated in writing by notice to Borrower from Lender or any subsequent holder of this Note ("Holder"), the principal sum of __________ Dollars ($__________), with interest thereon at a variable rate per annum equal to the Prime Rate regularly published in the money rates section of The Wall Street Journal, plus two percent (2%); provided, however, in the event of default in any payment of principal or interest hereunder, then, at the option of Holder, and without notice to Borrower, interest shall, commencing as of the date of such default, be computed and payable on the then unpaid balance of the principal and accrued interest at the lesser of (i) such Prime Rate plus ten percent (10%) per annum, or (ii) the highest rate then allowed by Oklahoma law, until paid in full.

         The principal sum and all accrued interest thereon shall be payable in full on ____________, 20__ [180 days from the date of the note]. Borrower shall have the right at any time or from time to time to pay all or a portion of the principal and accrued interest without premium or penalty. Prepayments shall apply first to accrued interest and then to principal.

         Should suit be brought to recover on this Note, or should this Note be placed in the hands of an attorney for collection, Borrower promises to pay all attorney fees and costs incurred in connection therewith. This Note shall be governed by and construed in accordance with the laws of the State of Oklahoma, and suit hereon may be brought in District Court of Tulsa County, Oklahoma, and for this purpose Borrower hereby expressly consents to the jurisdiction of said court and to service of process by certified mail, return receipt requested.

         Failure of Holder to exercise any right hereunder shall not constitute a waiver of the right to exercise the same in the event of any subsequent default, or in the event of continuance of any existing default.

         Borrower waives demand, diligence, presentment for payment, protest and notice of demand, protest, nonpayment and exercise of any option hereunder. Borrower further agrees that the granting without notice of any extension or extensions of time for payment of any sum or sums due hereunder, or for the performance of any covenant, condition or agreement hereof shall in no way release or discharge the liability of Borrower.

         This Note is secured by Borrower's Stock Pledge Agreement of even date herewith. Time is of the essence of this Note and each and every term and provision hereof.

                          ----------------------------


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                                   EXHIBIT "C"

                             STOCK PLEDGE AGREEMENT

         This Stock Pledge Agreement (the "Agreement") entered into this ____ day of ________, 20__, by and between ________________________________________
("Pledgor"), and Lowrance Electronics, Inc., a Delaware corporation ("Secured Party").

         In consideration of the mutual covenants contained herein, the parties agree as follows:

         1. Grant of Security Interest and Delivery of Shares.

                  (a) The Pledgor hereby grants the Secured Party a security interest in ____shares of common stock, par value $0.10 per share, of Lowrance Electronics, Inc., a Delaware corporation, now or hereafter owned by, or held in the name of, the Pledgor, together with all products and proceeds of thereof (collectively the "Shares").

                  (b) Contemporaneously with the execution of this Agreement, the Pledgor shall endorse in blank and deposit with the Secured Party, stock certificate number _____ of Lowrance Electronics, Inc., representing _____ shares of the common stock of such corporation. The Pledgor shall, in the future, similarly endorse and deposit with the Secured Party any certificates constituting products or proceeds of the Shares.

         2. Obligations Secured. The obligations secured by this Agreement are:

                  (a) Payment of the principal and interest due upon the Promissory Note dated __________, 20__ in the principal amount of $__________, in which the Pledgor is the maker and the Secured Party is the payee (the "Note").

                  (b) Performance or observance by the Pledgor of the other covenants and conditions of the Note and of the covenants and conditions of this Agreement.

                  (c) Any other indebtedness, liability, or obligation of the Pledgor to the Secured Party, however arising, whether now existing or hereafter arising, due or not due, absolute or contingent, liquidated or unliquidated, including indebtedness, liabilities, and obligations on which the Pledgor is jointly liable with other parties.

                  (d) All expenses incurred or paid by the Secured Party for purposes of conserving and protecting the Shares, including, but not limited to, reasonable attorney's fees and other legal expenses incurred in connection with retaking, holding, preparing for sale, and selling the Shares.

                  (e) Reasonable attorney's fees and other expenses incurred by the Secured Party in any legal proceeding, in the trial court or on appeal, brought to enforce or to collect any obligation secured by this Agreement, or to enforce any term or provision of this Agreement, including any legal proceeding brought to foreclose or otherwise realize upon the Shares.

         3. Pledgor's Representations and Warranties. The Pledgor represents and warrants to the Secured Party that:

                  (a) The Shares are validly issued, fully paid, and nonassessable. The Pledgor is the sole owner of the Shares, free and clear of any and all liens or encumbrances, and will defend the same against all claims and demands of all persons.

                   (b) The Pledgor has a good right to transfer and pledge the Shares as provided in this Agreement, and neither such pledge nor any transfer of the Shares following a default is restricted by any buy-sell agreement or other restriction on transfer of the Shares and neither such pledge nor such transfer will give rise to any rights in the Shares on behalf of any third party.

         4. Voting of Shares and Receipt of Dividends. Until there is a default under the terms of this Agreement, the Pledgor shall be entitled to exercise all voting rights represented by the Shares; to receive, and retain, all cash dividends payable with respect to the Shares; and to receive, and retain, all distributions in property other than shares of Lowrance Electronic, Inc., or any successor corporation, made with respect to the Shares. If any stock dividend is paid on the Shares, or if Pledgor shall receive any securities as a result of a stock split, a recapitalization or other transaction as a result of Pledgor's ownership of the Shares, the Pledgor shall immediately endorse and deposit with the Secured Party any securities received.

         5. Default. Time is of the essence of this Agreement. Any of the following shall constitute a default under this Agreement:

                  (a) The Pledgor shall fail to pay when due any installment of principal or interest on any obligation secured by this Agreement.

                  (b) The Pledgor shall fail to observe or perform any covenant, agreement, or provision contained in this Agreement to be performed by the Pledgor (other than payment of the obligations secured) and such default shall continue for a period of ten (10) days after notice by the Secured Party to the Pledgor of such default.

                  (c) Any representation or warranty made by the Pledgor in this Agreement proves to have been untrue in any material respect as of the date when made or furnished.

         6. Rights of Secured Party.

                  (a) The Secured Party shall have the right to assign this Agreement and the interest of the Security Party under this Agreement, or to grant a security interest in the same, upon terms that do not impair the rights of the Pledgor under this Agreement.

                  (b) Upon default by the Pledgor, the Secured Party may, at the option of Secured Party, declare the unpaid balances of all indebtedness owed by the Pledgor to the Secured Party immediately due and payable, and the Secured Party shall have and may exercise each and all of the remedies granted to the Secured Party by the Oklahoma Uniform Commercial Code, together with any other remedies which may be available to Secured Party under this

Agreement or by applicable law. The Note is with recourse; Secured Party shall be entitled to deficiency judgment pursuant to the provisions of the Oklahoma Uniform Commercial Code.

                  (c) Following default by the Pledgor, the Secured Party may take possession of the Shares and may cause the Shares to be cancelled or transferred into the name of the Secured Party. The Pledgor hereby appoints the Secured Party as the Pledgor's attorney-in-fact for transfer of the Shares into the name of the Secured Party. The transfer agent shall not be required to inquire as to whether or not the Pledgor is in default and whether the Secured Party is entitled to transfer the Shares into the name of the Secured Party. The Pledgor agrees to indemnify, and hold the transfer agent harmless, from any claim or liability arising out of such transfer.

                  (d) In connection with any sale of the Shares, the Pledgor agrees that it is commercially reasonable to sell the Shares at public or private sale as one lot or in several lots. The Secured Party may restrict the purchasers or prospective purchasers of the Shares in a manner that will avoid the necessity of registering the Shares under applicable state or federal securities laws. The Secured Party shall give the Pledgor at least thirty (30) days' notice of any proposed sale of the Shares.

                  (e) The Secured Party shall be under no obligation to sell the Shares and is under no obligation to complete a sale of the Shares if, in the reasonable business judgment of the Secured Party, none of the offers received reasonably approximates the fair value of the Shares. If the Secured Party elects not to sell the Shares, the Secured Party may elect to follow the procedures set forth in the Oklahoma Uniform Commercial Code for retaining the Shares in satisfaction of the obligations secured by this Agreement, subject to the Pledgor's rights under such procedures.

                  (f) The Secured Party shall not be required to marshal security and may proceed to foreclose or otherwise realize upon the Shares and any other security for the obligations secured by this Agreement in such order and in such manner as the Secured Party may determine in the Secured Party's sole discretion.

         7. Miscellaneous Provisions.

                  (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the heirs, personal representatives, successors, and assigns of the parties. If more than one person is named in this Agreement as the Pledgor, each of such persons shall be jointly and severally liable for the obligations of the Pledgor under this Agreement.

                  (b) Any notice or other communication required or permitted to be given under this Agreement or the Oklahoma Uniform Commercial Code shall be in writing and shall be mailed by certified mail, return receipt requested, postage prepaid, addressed to the parties at the following addresses:

                Pledgor                         [Address]
                                                12000 Skelly Drive
                Secured Party                   Tulsa, Oklahoma 74128

All notices and other communications shall be deemed to be given at the expiration of three days after the date of mailing. The address of a party to which notices or other communications shall be mailed may be changed from time to time by giving written notice to the other party.

                  (c) If any legal proceeding is commenced for the purpose of interpreting or enforcing any provision of this Agreement, or for the purpose of collecting any obligation secured by this Agreement, the Secured Party shall be entitled to recover a reasonable attorney's fee in such proceeding, or any appeal thereof, to be set by the court without the necessity of hearing testimony or receiving evidence, in addition to the costs and disbursements allowed by law. In addition, the Secured Party shall be entitled to recover reasonable attorney's fees and legal expenses incurred by the Secured Party in connection with retaking, holding, preparing for sale, and selling the Shares.

                  (d) No waiver of any provision of this Agreement or any obligation secured by this Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver.

                  (e) This Agreement shall be governed by and shall be construed in accordance with the laws of the state of Oklahoma.

         In Witness Whereof, the parties have executed this Agreement as of the date first written above.

                                 "Pledgor"


                                 "Secured Party"

                                 Lowrance Electronics, Inc.



                                 By:
                                     -----------------------------------------

                                 Title:
                                       ---------------------------------------